BLUE CHIP INVESTOR FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                September 11, 2002

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Blue Chip Investor Fund dated January 1, 2002. A free copy of the Prospectus can be obtained by writing the Transfer Agent at 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141 or by calling 1-877-59-FUNDS.


TABLE OF CONTENTS                                                       PAGE

DESCRIPTION OF THE TRUST AND THE FUND                                   1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
CONSIDERATIONS                                                          2

INVESTMENT LIMITATIONS                                                  6

THE INVESTMENT ADVISER                                                  8

TRUSTEES AND OFFICERS                                                   8

PORTFOLIO TRANSACTIONS AND BROKERAGE                                    10

PRICING OF FUND SHARES                                                  11

INVESTMENT PERFORMANCE                                                  12

CUSTODIAN                                                               13

FUND SERVICES                                                           13

ACCOUNTANTS                                                             14

FINANCIAL STATEMENTS                                                    15


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DESCRIPTION OF THE TRUST AND THE FUND

     The Blue Chip Investor Fund (the "Fund") was organized as non-diversified series of Blue Chip Investor Fund (the "Trust"), formerly the Premier Funds, on November 1, 2001. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated November 1, 2001 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Fund is Check Capital Management Inc. (the "Adviser").

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Prior to the public  offering of the Fund,  Steve Check Family  Trust,  575
Anton Boulevard, Suite 570, Costa Mesa, CA 92626, purchased all of the outstanding shares of the Fund and may be deemed to control the Fund. As the controlling shareholder, Steve Check Family Trust could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser. After the public offering commences, it is anticipated that Steve Check Family Trust will no longer control the Fund.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares and Sell Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Prospectus and "Pricing of Fund Shares" in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

     A. Equity Securities. The Fund may invest in equity securities such as Common stock, convertible preferred stock, convertible bonds, rights and warrants. Common stocks, the most familiar type,

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represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

     B. Foreign Securities. There is no limitation to investing in foreign securities. These investments may be publicly traded in the United States or on a foreign exchange and may be bought and sold in a foreign currency. The Adviser generally selects foreign securities on a stock-by-stock basis as described under "The Investment Selection Process Used by the Fund" on page 5. Foreign investments are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.

     C. Short Sales. The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

     In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund's custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

     D. Securities Lending. The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

     The Adviser understands that it is the current view of the staff of the Securities and Exchange Commission (the "SEC") that a Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee

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from the borrower, as well as amounts equivalent to any dividends,  interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

     E. Restricted and Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

     With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. The Fund will not, however, invest more than 10% of its net assets in Rule 144A securities. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of a Fund could be adversely affected.

     F. U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

     G. Corporate Debt Securities. Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to

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be of  comparable  quality.  Investment  grade dept  securities  generally  have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

     H. Fixed Income Securities. Under normal market conditions, the Fund may invest in all types of fixed income securities. The Fund may also purchase fixed income securities on a when-issued, delayed delivery, or forward commitment basis.

     Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that the Fund's investments in fixed income securities may fall when interest rates rise.

     Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

     I. Financial Services Industry Obligations. The Fund may invest in each of the following obligations of the financial services industry:

          (1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

          (2)  Time  Deposits.   Time  deposits  are   non-negotiable   deposits
maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

          (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     J. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government ("U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

     K. Borrowing. The Fund is permitted to borrow money up to one-third of the value of its total assets for the purpose of investment as well as for temporary or emergency purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and a Fund's ability to achieve greater diversification. However, it also increases investment risk. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

     L. Options Transactions. The Fund may engage in option transactions involving individual securities and stock indexes. An option involves either:
(a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

     The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written.

Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e, they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (The "1940 Act"), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not\ preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

     1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

     3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Statement of Additional Information.

     5. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

     The Adviser is Check Capital Management Inc., located at 575 Anton Boulevard, Suite 570, Costa Mesa, CA 92626. As the sole shareholder of the Adviser, Steve Check is regarded to control the Adviser for purposes of the 1940 Act.

     Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Adviser receives an annual investment management fee from the Fund of 1.00% of the average daily net assets of the Fund.

     The Adviser retains the right to use the name "Blue Chip Investor" or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Blue Chip Investor" or any derivative thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or their shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution's services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. The Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

The trustees and officers of the Trust and their principal business activities during the past five years are:


Name, Position(s) with Trust and Age at December 1, 2001
Principal Occupations(s) during Past Five Years


Allen C. Brown (59)
222 West Madison Avenue
El Cajon, California 92020
Trustee of the Trust


Co-owner of Stebleton & Brown (1994 to current). Estate planning and business attorney (1970 to current).


George Cossolias, CPA (67)
9455 Ridgehaven Court, Suite 101
San Diego, California 92123
Trustee of the Trust

Owner of George Cossolias & Company, CPAs (1972 to current). President of Lubrication Specialists, Inc. (1996 to current). Management Trustee of San Diego Cement Masons Pension Trust (1985 to current).


Ross C. Provence* (64)
480 North Magnolia Avenue, Suite 103
El Cajon, California 92020
Trustee of the Trust

General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current). Estate planning attorney (1963 to current).


Jeffrey R. Provence* (32)
480 North Magnolia Avenue, Suite 103
El Cajon, California 92020
Trustee of the Trust

General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current). President of Premier Fund Solutions, Inc. (2001 to current).


Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) of the Trust or of the Trust's investment adviser are indicated by an asterisk (*).

The following table estimates the trustee's commpensation for the Fund's first full fiscal year. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.


====================     ====================     ========================
                         Aggregate                Total Compensation from
                         Compensation             the Trust (the Trust is
Name                     From the Trust           not in a Fund Complex)
--------------------------------------------------------------------------
Allen C. Brown               $ 1000                     $ 1000
--------------------------------------------------------------------------
George Cossolias, CPA        $ 1000                     $ 1000
--------------------------------------------------------------------------
Ross C. Provence                  0                          0
--------------------------------------------------------------------------
Jeffrey R. Provence               0                          0
--------------------------------------------------------------------------


PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Blue Chip Investor Fund may direct trades to certain brokers.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

     The Trust and the Adviser have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the SEC.

PRICING OF FUND SHARES

     The price (net asset value) of the shares of each Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical
                                    $1,000 investment made at the beginning
                                    of the applicable period.


The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of any applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     The Fund's investment performance will vary depending upon market conditions, the composition of that Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. As of the date of this SAI the Fund has not been in existence for one year.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of any of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. These may include the S&P 500 Stock Index, the NASDAQ Composite Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

     Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Mutual Shareholder Services, LLC. ("MSS"), 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, acts as the Fund's transfer agent. MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Fund of $11.50 per shareholder (subject to a minimum monthly fee of $775 per Fund) for these transfer agency services.

     In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Fund based on the average value of the Fund. These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250.

     Premier Fund Solutions, Inc. ("PFS") provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. PFS receives a monthly fee from the Fund equal to an annual rate of 0.07% of the Fund's assets under $200 million, 0.05% of the next $500 million of the Fund's average daily net assets, and 0.03% of the average daily net assets of the Fund thereafter (subject to a minimum monthly fee of $2,000).

ACCOUNTANTS

     The firm of McCurdy & Associates CPA's, Inc. has been selected as independent public accountants for the Fund for the fiscal year ending December 31, 2002. McCurdy & Associates CPA's, Inc. performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS


                              PREMIER FUNDS
                  STATEMENT OF ASSETS AND LIABILITIES
                            DECEMBER 18, 2001


                                                              Blue Chip
                                                            Investor Fund

ASSETS:
  Cash in Bank                                                $100,000
                                                              --------
     Total Assets                                             $100,000
                                                              --------

LIABILITIES                                                   $      0
                                                              --------
     Total Liabilities                                        $      0
                                                              --------

NET ASSETS                                                    $100,000
                                                              --------


NET ASSETS CONSIST OF:
   Capital Paid In                                            $100,000
                                                              --------

OUTSTANDING SHARES                                               1,000

NET ASSET VALUE PER SHARE                                         $100

OFFERING PRICE PER SHARE                                          $100



                          See Accountants' Audit Report

                                  PREMIER FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                December 18, 2001


1.   ORGANIZATION

The Blue Chip Investor Fund (the "Fund") was organized as a series of Premier Funds (the "Trust). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated November 1, 2001. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

The primary investment objective of the Blue Chip Investor Fund is long term growth of capital.

The Fund uses an independent custodian and transfer agent. No transactions other than those relating to organizational matters and the sale of 1,000 shares of the Fund have taken place to date.

2.  RELATED PARTY TRANSACTIONS

As of December 18, 2001, all of the outstanding shares of the Fund were owned by the Check Family Trust. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

Check Capital Management, Inc. serves as investment adviser to the Fund. In this capacity, Check Capital Management, Inc. is responsible for the selection and ongoing monitoring of the securities in the Fund's investment portfolio. Check Capital Management, Inc. was formed in 1987. The Fund is authorized to pay the adviser an annual fee equal to 1.00% of its average daily net assets. The Adviser has agreed to waive all management fees and reimburse all expenses to maintain total annual operating expenses of the Fund at 0.00% of its average daily net assets through December 31, 2002. For calendar years 2003 and 2004, the adviser has agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund at 1.50% of its average daily net assets.

Premier Fund Solutions serves as Administrator under an administrative agreement with the fund. The Administrator receives a fee from the fund equal to 0.007% on the first $200 million; 0.005% on the next $500 million; and 0.003% on the balance of the average daily net assets of the fund, with a minimum monthly fee of $2,000.

Certain trustees and officers of the Premier Funds are also directors and officers of Premier Fund Solutions, Inc.

                                  PREMIER FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                                December 18, 2001


3.  CAPITAL STOCK AND DISTRIBUTION

At December 18, 2001 paid in capital amounted to $100,000 for the Fund. Transactions in capital stock were as follows:

                                                    Blue Chip
                                                  Investor Fund

      Shares Sold                                     1,000

      Shares Redeemed                                     0
                                                      -----

      Net Increase                                    1,000
                                                      -----

      Shares Outstanding                              1,000
                                                      -----

4.  OTHER

Expenses incurred in connection with the organization of the Fund and initial offering of shares will be permanently absorbed by Premier Funds Solutions, Inc.

To The Shareholders and Trustees
Premier Funds:

We have audited the accompanying statement of assets and liabilities of Premier Funds (comprised of the Blue Chip Investor Fund) as of December 18, 2001. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. Our procedures included confirmation of cash held by the custodian as of December 18, 2001, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of each of the respective portfolios constituting the Premier Funds as of December 18, 2001, in conformity with accounting principles generally accepted in the United States of America.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 18, 2001